UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2010

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 2, 2010, Atrinsic, Inc. (the “Company”) announced that on August 31, 2010 a Nasdaq Hearings Panel granted the Company’s request for an extension of time, as permitted under Nasdaq’s Listing Rules, to comply with the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Stock Market.  The Company issued a press release in relation to this matter, a copy of which is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated September 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: September 2, 2010	By:	/s/ Thomas Plotts
Thomas Plotts
Chief Financial Officer

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated September 2, 2010.